SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 28, 2002
(Date of earliest event reported)

INCYTE GENOMICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27488	94-3136539
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3160 Porter Drive, Palo Alto, California 94304
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 855-0555

Item 5.    Other Events.

Incyte Genomics, Inc. (“the Company”) adopted Statement of Financial Standards 142, Goodwill and Other Intangible Assets (“SFAS 142”) effective as of January 1, 2002. SFAS 142 requires the discontinuance of goodwill amortization and provides for the review of goodwill for impairment at least annually and the reclassification of certain previously reported intangibles into goodwill. Upon adoption, the Company was required to reassess the useful lives and residual values of all intangible assets acquired and to make any necessary amortization period adjustments. Upon completion of this reassessment, the Company determined that no changes were required.

SFAS 142 requires disclosure of the effect of the application of this Statement on all periods presented in the Company’s Annual Report on Form 10-K for the year ended December 31, 2001. The following table shows the reconciliation of reported net income (loss) adjusted for the adoption of SFAS 142 for each of the five years in the period ended December 31, 2001 and for the quarters ended March 31, 2002 and 2001 (unaudited in thousands, except per share data):

	For the Three Months Ended March 31,		For the Year Ended December 31,
	2002	2001	2001	2000	1999	1998	1997
Reported income (loss) before extraordinary item and accounting change	$(13,441)	$(14,977)	$(187,900)	$(32,872)	$(26,768)	$3,472	$6,908
Add back: Goodwill amortization	—	2,081	6,938	2,030	2,030	508	—
Add back: Assembled workforce amortization	—	162	540	115	115	29	—

Adjusted income (loss) before extraordinary item and accounting change	$(13,441)	$(12,734)	$(180,422)	$(30,727)	$(24,623)	$4,009	$6,908

Reported net income (loss)	$(13,441)	$(10,312)	$(183,235)	$(29,735)	$(26,768)	$3,472	$6,908
Add back: Goodwill amortization	—	2,081	6,938	2,030	2,030	508	—
Add back: Assembled workforce amortization	—	162	540	115	115	29	—

Adjusted net income (loss)	$(13,441)	$(8,069)	$(175,757)	$(27,590)	$(24,623)	$4,009	$6,908

Basic net income (loss) per share:
Reported income (loss) before extraordinary item and accounting change	$(0.20)	$(0.23)	$(2.84)	$(0.52)	$(0.48)	$0.06	$0.14
Goodwill amortization	—	0.03	0.10	0.03	0.04	0.01	—
Assembled workforce amortization	—	0.01	0.01	—	—	—	—

Adjusted income (loss) before extraordinary item and accounting change	$(0.20)	$(0.19)	$(2.73)	$(0.49)	$(0.44)	$0.07	$0.14

Reported net income (loss)	$(0.20)	$(0.16)	$(2.77)	$(0.47)	$(0.48)	$0.06	$0.14
Goodwill amortization	—	0.03	0.10	0.03	0.04	0.01	—
Assembled workforce amortization	—	0.01	0.01	—	—	—	—

Adjusted net income (loss)	$(0.20)	$(0.12)	$(2.66)	$(0.44)	$(0.44)	$0.07	$0.14

Diluted net income (loss) per share:
Reported income (loss) before extraordinary item and accounting change	$(0.20)	$(0.23)	$(2.84)	$(0.52)	$(0.48)	$0.06	$0.13
Goodwill amortization	—	0.03	0.10	0.03	0.04	0.01	—
Assembled workforce amortization	—	0.01	0.01	—	—	—	—

Adjusted income (loss) before extraordinary item and accounting change	$(0.20)	$(0.19)	$(2.73)	$(0.49)	$(0.44)	$0.07	$0.13

Reported net income (loss)	$(0.20)	$(0.16)	$(2.77)	$(0.47)	$(0.48)	$0.06	$0.13
Goodwill amortization	—	0.03	0.10	0.03	0.04	0.01	—
Assembled workforce amortization	—	0.01	0.01	—	—	—	—

Adjusted net income (loss)	$(0.20)	$(0.12)	$(2.66)	$(0.44)	$(0.44)	$0.07	$0.13

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2002.

INCYTE GENOMICS, INC.

By	/s/ JOHN M. VUKO
John M. Vuko Chief Financial Officer and Executive Vice President